Attachment to N-CEN Item G.1.b.ii.

On or about November 13, 2023, the Registrant completed the issuance and sale, in private placements, of: (i) $9.491 million aggregate liquidation preference of Series U Mandatory Redeemable Preferred Shares (“MRP Shares”) with a term redemption date of December 1, 2024, liquidation preference $25.00 per share and a dividend rate equal to 4.07% per annum; (ii) $20 million aggregate liquidation preference of Series V MRP Shares with a term redemption date of June 1, 2026, liquidation preference $25.00 per share and a floating dividend rate equal to 3-month SOFR plus 201 basis points per annum; (iii) $12 million aggregate liquidation preference of Series W MRP Shares with a term redemption date of September 1, 2026, liquidation preference $25.00 per share and a dividend rate equal to 2.44% per annum; (iv) $18.235 million aggregate principal amount 3.82% Series TT Senior Unsecured Notes (“Notes”) due August 8, 2025; and (v) $40 million aggregate principal amount 5.18% Series UU Notes due March 29, 2033.

The securities were issued in connection with the merger of Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) with and into the Registrant. Pursuant to the Agreement and Plan of Merger, KMF preferred stockholders received the newly issued Series U, V and W MRP Shares as replacement for and on terms identical to their previously held KMF Series H, I and J MRP Shares, respectively, and KMF noteholders received the newly issued Series TT and UU Notes as replacement for and on terms identical to their previously held KMF Series I and F Notes, respectively.

On about May 23, 2023, the Registrant entered into an amended Notes Purchase Agreement with the holders of its Series PP Notes. The material amendments included (i) replacing the Benchmark of LIBOR with Term SOFR, as those terms are defined under the Notes Purchase Agreement, effective June 30, 2023, and ii) certain amendments with respect to the definitions of related terms under the Notes Purchase Agreement.